91903-P2 01/25

LEGG MASON ETF INVESTMENT TRUST (THE “TRUST”)

SUPPLEMENT DATED JANUARY 23, 2025

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

EACH DATED AUGUST 1, 2024, AS SUPPLEMENTED, OF

WESTERN ASSET TOTAL RETURN ETF

The proposed reorganization of Western Asset Total Return ETF (WBND) into the Western Asset Bond ETF (WABF) has been discontinued due to WBND’s failure to receive the requisite shareholder approval of the reorganization at a special meeting of shareholders of WBND held on December 13, 2024 and reconvened on January 22, 2025.

In light of WBND’s failure to garner the requisite votes necessary to approve the reorganization, it is anticipated that, at a future date, the Board of Trustees of WBND may consider other actions that it may deem to be necessary or appropriate for WBND.

The proposed reorganization of WBND into WABF had been approved by the Board of Trustees of WBND on September 6, 2024 subject to the approval of WBND shareholders.

For more information, visit https://www.franklintempleton.com or call (800) DIAL BEN®/342-5236.

Please retain this supplement for future reference.